UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 23, 2011 (May 18, 2011)

NORFOLK SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place
Norfolk, Virginia	(757) 629-2680
23510-9241	(Registrant’s telephone number, including area
(Address of principal executive offices)	code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See description under Item 2.03

Item 2.03	Creation of a Direct Financial Obligation of a Registrant

On May 23, 2011, the Registrant completed its offering of $400,000,000 aggregate principal amount of its 6.00% Senior Notes due 2111 (the “Notes”) pursuant to an Underwriting Agreement (the “Agreement”) between the Registrant and Morgan Stanley & Co. Incorporated. The Notes were sold pursuant to the Registrant’s Automatic Shelf Registration Statement on Form S-3 (File No. 333-158240). The Agreement is filed herewith as Exhibit 1.1.

The Notes were issued pursuant to an Indenture dated as of June 1, 2009 (the “Base Indenture”), as amended by the Second Supplemental Indenture dated as of May 23, 2011 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Registrant and U.S. Bank Trust National Association, as trustee. The Notes will pay interest semiannually at a rate of 6.00% per annum and will be redeemable, in whole or in part, at the Registrant’s option, at any time and from time to time, at a redemption price payable in cash equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest, if any, to, but not including, the redemption date. The Indenture contains negative covenants and events of default that are consistent with the provisions of the Registrant’s existing indentures. The Second Supplemental Indenture is filed herewith as Exhibit 4.1, and the description of the Indenture contained herein is qualified by reference thereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

          The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 18, 2011
4.1	Second Supplemental Indenture, dated as of May 23, 2011
5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes
23.1	Consent of William A. Galanko (included as part of Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2)

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

          The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 18, 2011.

4.1	Second Supplemental Indenture, dated May 23, 2011, between the Registrant and U.S. Bank Trust National Association, as Trustee.

5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes
23.1	Consent of William A. Galanko (included as part of Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Howard D. McFadden

Name: Howard D. McFadden
Title: Corporate Secretary
Date: May 23, 2011

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of May 18, 2011.

4.1	Second Supplemental Indenture, dated May 23, 2011, between the Registrant and U.S. Bank Trust National Association, as Trustee.

5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes
23.1	Consent of William A. Galanko (included as part of Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.2)